Exhibit 99.2

Common Stock Offering November 2009

Forward-Looking Information This presentation contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section of the prospectus included in the Registration Statement on Form S-1 filed on October 26, 2009, as amended under Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital in the financial markets.

Issuer: Lakeland Financial Corporation Trading Symbol: LKFN (NASDAQ Market) Offering Size: 3.5 Million Shares Over-Allotment: 15% / 4.025 Million Shares Current Price per Share: $19.86 (11/06/09 close) Current Market Cap: $245 Million Use of Proceeds: General corporate purposes Book-Running Manager: Stifel Nicolaus Co-Managers: Keefe, Bruyette & Woods Howe Barnes Hoefer & Arnett Offering Summary

Strategic Overview Michael L. Kubacki Chairman, President & CEO

Headquartered in Warsaw, Indiana 43 branch offices and 1 Loan Production office 457 FTEs $2.5 billion banking assets $900 million trust assets Regional franchise Low market shares – high growth potential Lake City Bank Today

Founded as the 4th bank in Warsaw, IN Historical Highlights Began Branching Entered Elkhart Market Opened Indianapolis Loan Production Office Entered Fort Wayne Market Currently Operates 43 Branch Offices 1872 1965 1990 1999 2006 2009

Diversified Market Area 13 Counties and 30 Communities

Home Market - Warsaw Orthopedic Capital of the World Enterprises earn more than $11 billion in annual revenues, representing more than a 50% market share in the US and more than 33% market share in the World Zimmer, Biomet, and DePuy headquartered in Warsaw 50% deposit market share Stable deposit growth County population of 76,275 and deposit base of $1.3 billion Source: BioCrossroads; SNL Financial

Northern Indiana Diverse economic region Well established industrial base and service sectors Significant borrower diversification No dominant industries or employers No substantial industry concentrations in loan portfolio Recession has hit region hard Unemployment in footprint ranges from 10% to 16% Impact to manufacturing base has been significant Good News Bad News

Growth Strategy Business Owner Focus Expanding Into Larger Markets High Quality People

Business Owner Focus 33 Corporate Banking Officers Average 20 years experience in banking Average 8 years at Lake City Bank

Business Owner Focus Relationship Strategy Lead with Credit Understand Client Needs Cross-sell Aggressively

Centralized/Committee Approvals Focus on Management/Cash Flow Collateral and Guarantees Orientation Toward Owner-Occupied RE Detailed Knowledge of Borrowers Business Owner Focus Credit Process

Establish our people as the competitive advantage Over 100 Calling Officers 18,247 Business Contacts 15,006 Calls in 2008 Business Owner Focus Face to Face Contact

LPO 4 3 9 12 # of Branches State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** 19. Kosciusko Warsaw 76,275 1872 50% 6. Elkhart Elkhart 199,137 1990 17% 5. St. Joseph South Bend 266,680 1997 3% 3. Allen Fort Wayne 350,523 1999 4% 1. Marion Indianapolis 880,380 2006 NA * Source: STATS Indiana ** Source: FDIC 6/30/09 Statistics Expand Into Larger Markets

Larger Markets Lake City Bank Market Area* Deposit Performance * Includes the counties of Kosciusko, Elkhart, St. Joseph, Marshall, Allen, Whitley, Huntington, LaGrange, Noble, DeKalb, Fulton and Pulaski ** Adjusted to include branches subsequently acquired by surviving banks Source: SNL Financial (millions) 2009 2004 Deposits Share Deposits Share Increase # of Offices 1. 1st Source $2,676 17.16% $2,060 16.28% 29.95% 49 2. Lake City Bank $1, 735 11.13% $1,023 8.09% 69.70% 44 3. National City $1, 650 10.58% $1,349 10.67% 22.39% 42 4. JPM Chase $1,484 9.51% $1,674 13.23% (11.35)% 32 5. Wells Fargo $1,225 7.85% $1,038 8.21% 18.02% 28 6. KeyBank $1,045 6.70% $717 5.67% 45.89% 26 7. Tower Bank $596 3.82% $407 3.22% 46.44% 7 8. Independent Alliance $518 3.32% $470 3.71% 10.21% 12 9. Star $476 3.05% $305 2.41% 56.07% 12 10. MutualBank $434 2.78% $408 3.22% 6.37% 17 Market Total: $15,602 $12,649 23.35%

Larger Markets Market Area Deposit Performance * Includes the counties of Kosciusko, Elkhart, St. Joseph, Marshall, Allen, Whitley, Huntington, LaGrange, Noble, DeKalb, Fulton and Pulaski ** Adjusted to include branches subsequently acquired by surviving banks Source: SNL Financial. 2009 vs. 2004 $713 $617 $329 $302 $189 $187 $171 $48 $26 -$190 -$300 -$100 $100 $300 $500 $700 Lake City Bank 1st Source KeyBank National City Tower Wells Fargo Star Independent Alliance MutualBank JPM Chase

High Quality People Management Team 9 21 EVP – Administration and CFO David M. Findlay Name Function Years in Banking Years at LCB Michael L. Kubacki Chairman, President & CEO 37 12 Kevin L. Deardorff EVP – Retail 29 20 Charles D. Smith EVP – Commercial 27 27 Jill A. DeBatty SVP – Human Resources 33 11 Eric H. Ottinger SVP – Commercial East/Trust 18 11 Kristin L. Pruitt SVP – General Counsel 6 2

Honesty Client Service Profitability Community Service Professional Development Stewardship Independence Quality People Lake City Bank Culture

Quality People Lake City University Over 90 instructor-led courses, seminars, workshops and live webinars 17,000 Contact Hours Average 34 hours training per employee Over 3400 online courses completed through e-learning

Quality People Community Involvement Company-wide involvement Connections with hundreds of community groups Thousands of volunteer hours

“Strongly Agree – Strongly Disagree” In my workgroup, we actively seek to understand customer needs 92 – 0 I understand our organization’s mission and strategic goals 94 – 0 Our senior leadership has the capabilities necessary for us to be successful 95 – 0 This organization actively contributes to the community 96 – 0 I understand how my job contributes to this organizations success 98 – 0 Quality People 2007 Best Places Finalist Source: Best Places to Work in Indiana

Financial Review David M. Findlay Executive Vice President & CFO

1988 - 2008 21 Years of Record Earnings 21 Years of Record Earnings and EPS $20,000 $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $- 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Net Income and EPS 7% CAGR 2008 Net Income Growth 3% 2009 Net Income Growth (11%) 2009 EPS Growth (24%) $1.16 $1.20 $1.46 $1.51 $1.55 $1.58 Note: Net income is before preferred dividends. $1.23 $0.94 $13,865 $14,545 $17,958 $19,211 $19,701 $15,262 $18,721 $13,597 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2003 2004 2005 2006 2007 2008 YTD 2008 YTD 2009 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Net Income EPS

Quarterly Net Income Record Net Income in the Third Quarter Note: Net income is before preferred dividends. $5,225 $4,433 $3,870 $4,460 $5,267 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Thousands 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09

Average Loans 14% CAGR $847,555 $930,934 $1,665,024 $1,404,068 $1,270,486 $1,088,788 $1,881,157 2008 Growth 19% 2009 Growth 13% $300,000 $500,000 $700,000 $900,000 $1,100,000 $1,300,000 $1,500,000 $1,700,000 $1,900,000 2003 2004 2005 2006 2007 2008 YTD 2009 Commercial Retail

Loan Breakdown As of September 30, 2009 Commercial & Industrial $691,012 36% Commercial RE - Owner Occupied $340,899 18% Agri-business - Agriculture $178,683 9% Commercial RE - Nonowner Occupied $242,278 12% Commercial RE - Multifamily $25,651 1% Commercial RE - Construction $153,426 8% Residential Mortgage $95,095 5% Installment - Other Consumer $57,504 3% Home Equity $158,706 8%

Average Deposits 11% CAGR 2008 Growth 11% 2009 Growth 14% $969,709 $1,033,798 $1,184,670 $1,387,489 $1,476,725 $1,637,794 $1,859,042 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 Thousands 2003 2004 2005 2006 2007 2008 YTD 2009

Deposit Breakdown As of September 30, 2009 1.87% 1.65% 2.62% 3.96% 4.35% 3.10% 1.93% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2003 2004 2005 2006 2007 2008 YTD 2009 Cost of Deposits Retail CD’s $620,472 34% CDARS $67,909 4% Brokered CD’s $85,387 5% Public Fund CD’s $203,285 11% Public Fund Transaction $169,537 9% Demand Deposits $231,970 13% Savings $71,480 4% Transaction Accounts $370,991 20%

Net Interest Income 2008 Growth 16% 2009 Growth 22% 8% CAGR 3.42% 3.14% 3.22% 3.38% 3.71% 3.64% 3.83% 3.20% Q3 3.69% $42,380 $43,349 $50,263 $54,556 $63,268 $47,276 $57,815 $52,327 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2003 2004 2005 2006 2007 2008 YTD 2008 YTD 2009 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Net Interest Income Net Interest Margin

Asset Quality Trends in NPA’s vs. NCO’s 2004 2005 2006 2007 2008 YTD 2009 0.08% 0.04% 0.08% 0.21% 0.43% 0.36% 1.07% 1.07% 1.07% 1.04% 1.03% 1.48% 2003 Net Chargeoffs/Average Loans 0.18% Loan Loss Reserve to Total Loans 1.18% 2003 Net Chargeoffs/Average Loans 0.18% Loan Loss Reserve to Total Loans 1.18%

Consistent discipline in Watch List and Loan Review administration Dedicated loan workout group under Chief Credit Officer Engaged senior management team in Loan Review process Work with borrowers, not against them Absence of cookie cutter approach in loan workout situations Asset Quality Watch List and Loan Review Management

Asset Quality Charge Offs and Reserve Summary 2003 2004 2005 2006 2007 2008 YTD 2009 Net Chargeoffs/Average Loans 0.18% 0.08% 0.04% 0.08% 0.21% 0.43% 0.36% Loan Loss Reserve to Total Loans 1.18% 1.07% 1.07% 1.07% 1.04% 1.03% 1.48% 2003 2004 2005 2006 2007 2008 YTD 2009 Net Chargeoffs/Average Loans 0.18% 0.08% 0.04% 0.08% 0.21% 0.43% 0.36% Loan Loss Reserve to Total Loans 1.18% 1.07% 1.07% 1.07% 1.04% 1.03% 1.48%

Asset Quality Provision vs. Net Charge Offs 2003 2004 2005 2006 2007 2008 YTD 2009 Net Chargeoffs/Average Loans 0.18% 0.08% 0.04% 0.08% 0.21% 0.43% 0.36% Loan Loss Reserve to Total Loans 1.18% 1.07% 1.07% 1.07% 1.04% 1.03% 1.48% 2003 2004 2005 2006 2007 2008 YTD 2009 Net Chargeoffs/Average Loans 0.18% 0.08% 0.04% 0.08% 0.21% 0.43% 0.36% Loan Loss Reserve to Total Loans 1.18% 1.07% 1.07% 1.07% 1.04% 1.03% 1.48% Provision Net Charge Off Series 3 2004 $1,223 $703 2 2005 $2,480 $460 2 2006 $2,644 $955 3 2007 $4,298 $2,960 5 2008 $10,207 $7,148  YTD 2008 $7,884 $5,561  YTD 2009 $14,952 $5,034

Asset Quality Relative to Peers Midwest Peers National Peers 0.36% 1.22% 1.51% 98% LKFN 9/30/09 0.86% 2.65% 3.11% 56% Median 75th 77th 77th 83rd Percentile Rank 1.15% 3.44% 3.93% 48% Median 93rd Non Performing Loans / Loans Percentile Rank Reserves / Non Performing Loans 93rd Non Performing Assets / Assets 85th Net Charge-Offs to Average Loans 90th National Peers – All publicly traded banks with assets of $1B to $5B (254 Banks included) Midwest Peers – Publicly traded banks with assets of $1B to $5B located in the states of IL, IN, MI & OH. (40 Banks included) Note: Data based on most recent available quarter. Source: SNL Financial.

Non-Interest Income 2008 Growth 12% 2009 Growth (2)% (1) Excluding gain on redemption of VISA shares in 2008. 5% CAGR 23% 27% $18,475 $16,680 $18,086 $18,794 $20,242 $22,686 $17,301 $16,871 30% 28% 26% 26% 27% 27% $0 $5,000 $10,000 $15,000 $20,000 $25,000 2003 2004 2005 2006 2007 2008(1) YTD 2008 (1) YTD 2009 Non-Interest Income 20% 25% 30% 35% 40% 45% 50% Non-Interest Income/Total Revenue

Non-Interest Expense 2008 Growth 11% Adjusted 2009 Growth (1) 8% 5% CAGR (1) Excluding special FDIC assessment and temporary increase in 2009. FDIC Special Assessment of $2,193 $39,937 $37,450 $36,959 $38,432 $40,242 $42,923 $47,481 $34,937 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 Thousands 2003 2004 2005 2006 2007 2008 YTD 2008 YTD 2009

Efficiency Ratio (1) Excluding impact of debt extinguishment cost of $804,000 (2) Excluding impact of retail card portfolio sale of $863,000 Leveraging Offices, People and Technology 61.26% 60.22% 61.57% 56.95% 56.58% 57.39% 54.83% 53.47% 50.00% 55.00% 60.00% 65.00% 70.00% 2002 2003 (1) 2004 2005 (2) 2006 2007 2008 YTD 2009

Paid Dividends Per Share 2008 Growth 11% 2009 Growth 0% Note - Split Adjusted - Paid Dividends $0.370 $0.410 $0.450 $0.490 $0.545 $0.605 $0.465 $0.000 $0.100 $0.200 $0.300 $0.400 $0.500 $0.600 $0.700 2003 2004 2005 2006 2007 2008 YTD 2009

Capital Structure 6.56% TCE / Tangible Assets Key Ratios and Per Share Data As Reported Tangible Equity / Tangible Assets 8.75% Tier 1 Risk-Based 11.76% Total Risk-Based 13.01% Leverage 10.20% Book Value $13.32 Tangible Book Value $12.99 As of September 30, 2009 Subordinated Debt, 11.2% Reserves, 10.5% TARP Preferred, 19.6% Tangible Common Equity, 58.7%

Foundation for growth in existing markets Strengthen balance sheet with permanent capital and prepare for future TARP redemption Position for potential acquisitions Branch transactions FDIC-assisted transactions Use of Proceeds

History of Organic Growth Strong Internal Culture Disciplined Strategy Consistent Execution Business Model More Relevant Than Ever Investment Highlights

Common Stock Offering November 2009